UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington,  D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 7, 2016

Commission File Number: 1-9852

CHASE CORPORATION

(Exact name of registrant as specified in its charter)

Massachusetts	11-1797126
(State or other jurisdiction of incorporation of organization)	(I.R.S. Employer Identification No.)

26 Summer Street, Bridgewater,  Massachusetts 02324

(Address of Principal Executive Offices, Including Zip Code)

(508) 819-4200

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.03 – Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective April 7, 2016, the Board of Directors of Chase Corporation (the “Company”), in accordance with the Company’s Bylaws, amended and restated the Bylaws to correspond with changes to the Massachusetts Business Corporation Act (the “MBCA”) since the Bylaws were last amended, to outline the procedures by which shareholders may make proposals or nominate directors for consideration at a meeting of shareholders, to amend the share ownership threshold for calling a special meeting of shareholders, and to enact certain other modernizing and clarifying amendments.

Article II—Meeting of Shareholders

Article II, Section 1 “Meeting of Shareholders” was amended to enable (but not require) the Company to permit shareholders and proxyholders not physically present at a meeting of shareholders to participate and vote at the meeting by means of remote communications if the Company has implemented reasonable measures to provide such holders an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings and to verify that each person deemed present and permitted to vote by remote communication is such a holder, and the Company keeps a record of each vote cast  or other action taken at the meeting by remote communication.

Article II, Section 2 “Annual Meetings” was amended to eliminate the requirement that the annual meeting be held within six months after the end of the Company’s fiscal year (which is no longer a MBCA requirement), to state that the purpose of the annual meeting is the election of directors and such other purposes as are specified in the notice of the meeting, and to state that to the extent a shareholder is entitled as a matter of law independent of the Bylaws to propose nominations or other business to be considered at an annual meeting, such holder may do so only in compliance with the Bylaws and any other applicable requirements.

Article II, Section 3 “Special Meetings” was amended to change the ownership threshold of shareholders who may call a special meeting of shareholders from 10% to 25% of the capital stock entitled to vote at the meeting, in the event that the Company has a class of voting stock registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Article II, Section 9 “Advance Notice of Business at Meetings of Stockholders” was added to require that in order for a shareholder to propose a matter before a meeting of the shareholders (other than the nomination of directors, which is addressed in Article III, Section 7), a shareholder must be a shareholder of record at the time the Company gives notice of the meeting, must be entitled to vote at the meeting, and must give timely written notice to the Secretary of the Company in accordance with the procedures outlined in this section. To be timely with respect to an annual meeting, a shareholder’s notice must be given not less than 90 days nor more than 120 days before the anniversary of the Company’s mailing of proxy materials for the immediately preceding annual meeting of shareholders, except that if the meeting is not held within 30 days before or after the anniversary of the preceding annual meeting, the shareholder’s notice must be received by the later of (a) the 120th day before the annual meeting, or (b) the 10th day after the day on which notice of the meeting is mailed to shareholders or public disclosure of the date is made, whichever occurs first. To be timely with respect to a special meeting, the shareholder’s notice must be given not less than 90 nor more than 120 days before the date of the special meeting, except that if the first day on which notice of the meeting is mailed to the shareholders (or public disclosure of the meeting date is made) is less than 100 days before the date of the special meeting, the shareholder’s notice must be given not later than the 10th day after the date the notice of meeting is mailed (or such public disclosure is made, whichever occurs first). A shareholder’s notice must set forth a brief description of the matter the shareholder proposes to bring before the meeting, as well as (i) the name and address of the record holder and name and address of the beneficial owner, if any, on whose behalf the proposal is made; (ii) details of any equity interests, including convertible securities and derivative instruments held or beneficially owned by the shareholder and by such beneficial owner; (iii) any proxy, contract, arrangement or understanding pursuant to which the shareholder or beneficial owner has any right to vote any of the Company’s shares; (iv) any short interest in any security of the Company; (v) any rights to dividends on the shares of the Company that are separated or separable from the underlying shares; (vi) any performance-related fees (other than an asset-based fee) that the shareholder is entitled to based on any increase or decrease in the value of shares of the Company or derivative instruments; (vii) any material interest that the shareholder or beneficial owner has in the proposed business; (viii) a description of any agreement, arrangement or understanding that the shareholder or beneficial owner has with any other person relating to the proposed business; and (ix) the basis on which the shareholder is entitled to make the proposal. The provisions of this section will apply whether or not the shareholder seeks inclusion of the proposal in the Company’s proxy statement for the meeting, except that any shareholder proposal that complies with Rule 14a-8 of the proxy rules promulgated under the Exchange Act and is included in the Company’s proxy statement for a meeting shall be deemed to comply with the requirements for the timing and content of notices under this section.

Article III—Officers and Directors

Article III, Section 1 “Enumeration” was amended to state that the number of directors may be determined by vote of the shareholders or the board of directors.  This section had previously provided for the number to be fixed at the annual meeting or a special meeting of shareholders.  It was also amended to state that the number of directors may be decreased at any time either by vote of the shareholders or by a majority of directors then in office, but only to eliminate vacancies.  Finally, it added “chief executive officer” to the list of officers of the corporation, in addition to the president, treasurer, secretary and such other officers as the directors may appoint.

Article III, Section 2 “Qualifications”, which states that directors need not be stockholders, was amended to clarify that the board may nevertheless adopt stock ownership guidelines from time to time in its discretion.

Article III, Section 3 “Election” was amended to refer to the chief executive officer in two places in which the officers were enumerated. It also clarified that director and officer terms end on their death, resignation or removal, if such events occur earlier than the next annual meeting of shareholders. Finally, it was amended to provide that if a chairman of the board is appointed in accordance with new Article V, Section 7 (described below), the chairman may be an officer of the corporation, as an Executive Chairman, if so designated by the directors.

Article III, Section 4 “Removal” was amended to clarify that officers may be removed from their respective offices with or without cause by the board of directors.

Article III, Section 5 “Resignation” was amended to add the chief executive officer to the list of persons to whom a resignation may be given in writing by directors or officers.

Article III, Section 6 “Vacancies” contains non-substantive changes to clarify that any vacancy in the board may be filled by the directors then in office even if the remaining directors are less than a quorum.

Article III, Section 7 “Nomination of Directors” was added to provide procedures for the nomination of directors at an annual or special meeting of shareholders. Only persons nominated in accordance with this section will be eligible for election. Nominations may be made by or at the direction of the board of directors, or by any person who is a shareholder of record at the time of the giving of the notice required by this section, who is entitled to vote at the meeting, and who has given timely notice to the secretary of the Company in accordance with this section.  To be timely with respect to an annual or special meeting, a shareholder’s notice must be delivered within the same time periods outlined above under Article II, Section 9 for other shareholder proposals at such a meeting. A shareholder’s notice must set forth, as to each person whom the shareholder proposed to nominate for election or re-election as a director, (a) the name, age, business address and residence address of such person, (b)  the principal occupation or employment of such person, (c) the class and number of shares of capital stock of the Company beneficially owned by such person, (d) whether or not the person is “independent” under the independence standards of the Company’s principal trading market, and all facts that currently prevent the person from being considered independent, if applicable, and (e) any other information relating to the person that is required to be disclosed in solicitations for proxies under the Exchange Act.  The shareholders notice must also set forth, as to the shareholder giving the notice, the information described in clauses (i) through (vi) under Article II, Section 9 above, as to the identity of the shareholder and certain equity or derivative interests of the shareholder in the Company,  as well as a description of all familial, compensatory, financial and/or other relationships, arrangements and transactions, existing at any time within the preceding three years or currently proposed between the person proposed to be nominated as a director and such shareholder or such beneficial owner, if any, or any of their respective affiliates and associates. The Company may require any proposed nominee to furnish such other information as it may reasonably require to determine the proposed nominee’s eligibility, or lack thereof, to serve as an independent director of the Company.

Article IV—Powers and Duties of Directors and Officers

Article IV, Section 1 “Directors” was amended to add a clarifying statement that board committees may make rules of conduct for their business, and in the absence of such rules and unless otherwise provided by the directors, committee business will be conducted as nearly as possible in the same manner as provided in the Bylaws for meetings of directors.

Article IV, Section 2 “Chief Executive Officer” was added to account for the potential separation of the offices of president and chief executive officer from time to time, in the discretion of the board.  It substitutes the chief executive officer (in place of the president) as the officer who shall have general charge and supervision of the business of the Company, and provides that unless a separate Chairman of the Board has been appointed or except as otherwise determined by the Board, the chief executive officer shall preside at meetings of the shareholders and, if he is a director, meetings of the board. The sections that follow were consequently renumbered.

Article IV, Section 3 “President” adds a separate description of the duties of the office of president. The president shall, subject to the direction of the chief executive officer, have general charge and supervision of the business of the Company and shall perform such other duties as the chief executive officer shall prescribe. If no other chief executive officer has been appointed, the president will perform the duties of chief executive officer.

Article IV, Section 4 “Vice Presidents” and Article IV, Section 5 “Treasurer” were each amended to add the chief executive officer to the president as the offices that may designate duties from time to time of such offices.

Article IV, Section 8 “Nominating Committee” deleted a provision in subsection (d) thereof that would require any committee of the board to have a majority of members be “non-affiliated directors” as defined in the Bylaws. This was deleted in light of similar stock exchange requirements applicable to standing committees and the Board’s determination that flexibility may be warranted for other ad hoc or specialized committees from time to time. For similar reasons, this subsection was amended to delete the requirement that all board committees have at least three members.  In subsection (e) of Section 8, the definition of “non-affiliated directors” was amended to add a requirement that, in order to be considered a “non-affiliated director”, a person must satisfy the independence standards under the listing rules of any registered national stock exchange on which the Company’s shares may be listed.

Article V—Meeting of the Directors

Article V Section 2 “Special Meetings” was amended to provide that any of the chairman of the board, the chief executive officer, or two or more directors (or one director if there is only one director) may call a special meeting of the board.  Formerly, only the directors or president could call a special board meeting.

Article V Section 3 “Notice” was amended to require that any director who is absent when the determination is made of the time and place of a regular or annual meeting of the board be given notice of such determination. This section was also amended to permit electronic communication as a means of notice to directors of a special meeting of the board.

Article V Section 5 “Meetings by Telephone Conference Calls or Other Electronic Communication” was added to permit directors or members of a board committee to participate in a meeting of directors or such committee by means of a conference call or other electronic means through which all persons participating can hear each other at the same time. The sections that follow were consequently renumbered.

Article V Section 7 “Chairman of the Board” was added to provide that the board of directors may appoint a chairman to preside at meetings and perform such other duties and possess such other powers as are assigned to him or her by the board of directors.

Article V Section 8 “Compensation of Directors” was added to provide that directors may be paid such compensation for their services as the board may determine from time to time, including reimbursement for expenses. No such payment shall preclude any director from serving the Company in any other capacity.

Article VI—Corporate Records

Article VI, Section 1 “Records to be Kept” was amended to add a new clause (c), providing that the Company may conclusively presume that the registered holder of a stock certificate is the absolute owner of the shares of stock represented thereby and that the shareholder’s record address is the shareholder’s current address.

Article VII—Share Certificates

Article VII “Share Certificates” was added primarily to enable (but not require) the board to authorize the issue of uncertificated shares of capital stock.  Except to the extent the board determines to issue shares without certificates, a shareholder shall be entitled to a certificate stating the number, the class and the designation of the series, if any, of the shares the certificate represents, in such form as shall be prescribed from time to time by the board of directors.  Share certificates shall be signed (a) by the chairman of the board, the chief executive officer, the president or a vice president, and (b) by the treasurer or an assistant treasurer or the secretary or an assistant secretary.  The Articles that follow were consequently renumbered.

Article XI—Forum for Adjudication of Disputes

Article XI “Forum for Adjudication of Disputes” was added to provide that, unless the Company consents in writing to the selection of an alternative forum, the Business Litigation Session of the Superior Court of Suffolk County, Massachusetts (or, if such court lacks jurisdiction, certain other courts located in Massachusetts) will be the sole and exclusive forum for the following actions: (i) any derivative action or proceeding brought on behalf of the Company; (ii) any action asserting a claim of breach of a fiduciary duty owed by a director or officer or other employee of the Company to the Company or its shareholders; (iii) any action asserting a claim against the Company or any director or officer or other employee arising pursuant to any provision of the MBCA or the Company’s articles of organization or Bylaws; or (iv) any action asserting a claim against the Company, or any director, officer or employee of the Company, governed by the internal affairs doctrine.

Certain other non-substantive changes were also made, including harmonizing references to the Company’s shareholders (rather than stockholders) in the Bylaws.

The foregoing description of the Bylaws is qualified in its entirety by reference to the Bylaws, which are filed as Exhibit 3.1 hereto and are incorporated herein by reference.

Item 9.01 – Financial Statements and Exhibits

(d) Exhibits

3.1Amended and Restated Bylaws of Chase Corporation, effective April 7, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Chase Corporation

Dated: April 12, 2016	By:	/s/ Kenneth J. Feroldi
Kenneth J. Feroldi
Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Chase Corporation, effective April 7, 2016.